MEMORANDUM OF UNDERSTANDING

PARTIES

NATFRESH BEVERAGES CORP, a US corporation incorporated in the State of Neveda and having its registered office at Williams Tower, 2800 Post Oak Boulevard, Suite 4100

Houston, TX 77056, United States of America (“Party A”)

AND

SKY JOY INTERNATIONAL ENTERPRISE LIMITED, a private limited company incorporated in the Special Administration State of Hong Kong and having its registered office at Flat/RM E, Blk 1, 6/F, Po Hon Building, 24-30 Percival Street, Hong Kong (“Party B”)

RECITAL

WHEREAS Party A is the natural spring water importer and bottling of natural mineral water for human consumption in the United States of America and Republic of Singapore.

WHEREAS Party B possessed a technology to produce or make instant tea by using drinking water in Taiwan, Republic of China.

NOW, both Parties wish to enter into a Joint Venture whereby Party B shall provide technology transfer the technic and processing technology to produce or make instant tea for Party A and for this purpose, Party B shall train Party A’s personnel with a view to achieve this objective.

THIS Memorandum of Understanding is made on good faith and both Parties shall proceed to finalise an Agreement with terms and conditions agreed by both Parties.

Dated this 26th day of September, 2012 at Singapore.

       /s/ HSU CHING MING                                                     /S/  YI LUNG LIN

      ____________________________                              __________________________

           HSU CHING MING                                                           YI LUNG LIN

           Chairman/Director                                                         President/Director